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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report:  October 19, 1998
                                        ----------------
                       (Date of earliest event reported)



                            HELLER FINANCIAL, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)



                1-6157                                36-1208070
                ------                                ----------
        (Commission File Number)         (IRS Employer Identification Number)


               500 West Monroe Street, Chicago, Illinois          60661
               -----------------------------------------          -----
             (Address of principal executive offices)           (Zip Code)


                                (312) 441-7000
                                --------------
             (Registrant's telephone number, including area code)

                                       1
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Item 5.   Other Events
-------   ------------

On October 19, 1998, Heller Financial, Inc. (the "Registrant") issued a press release announcing the declaration of dividends on its two classes of common stock, Class A Common Stock (which was issued in May, 1998 and is held publicly) and Class B Common Stock (all of which is held of record by Fuji America Holdings, Inc.), and on two of the company's preferred stocks, Cumulative Perpetual Senior Preferred Stock, Series A, and Fixed Rate Noncumulative Perpetual Senior Preferred Stock, Series C. A copy of the press release is attached.



Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

(c)  Exhibits

99     Heller Financial, Inc. - Press Release



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 19, 1998
       -----------------



                                       HELLER FINANCIAL, INC.



                                       By:     /s/ Lauralee E. Martin
                                               ----------------------
                                               Lauralee E. Martin
                                       Title:  Executive Vice President and
                                               Chief Financial Officer

                                       2
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                                 EXHIBIT INDEX



Exhibit                                           Sequentially
Number                                            Numbered Pages
------                                            --------------

99    Heller Financial, Inc. - Press Release      4

                                       3